UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 5, 2013

Date of Report (Date of earliest event reported)

Smith & Wesson Holding Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts

01104

(Address of Principal Executive Offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

As described in Item 7.01, we are furnishing this Current Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on September 5, 2013 discussing our first quarter fiscal 2014 financial results. The disclosure provided in Item 7.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 7.01. Regulation FD Disclosure.

We are furnishing this Current Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on September 5, 2013 discussing our first quarter fiscal 2014 financial results. The transcript of the conference call and webcast is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

The text included with this Current Report on Form 8-K and the replay of the conference call and webcast on September 5, 2013 is available on our website located at www.smith-wesson.com, although we reserve the right to discontinue that availability at any time.

Certain statements contained in this Current Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to, statements regarding our belief that we will continue to take market share with the M&P Polymer Pistol product family; our belief that we are investing in our operating systems and infrastructure to allow us to more effectively scale our business in the future; our belief that we executed a number of actions to optimize our capital structure and provide us with a solid platform for future stockholder value; our belief that our growth strategy remains focused on continuing to take market share with our M&P Polymer Pistol family, leveraging our established high-value product portfolio, and bringing to market innovative new products that meet the needs, wants, and desires of a growing and diverse base of responsible firearm users; our expectation that the increase in operating expenses will continue throughout the year and our estimation that our total operating expenses in the second quarter will rise sequentially by about 20%, with approximately $2 million of that increase related to one-time expenses, including costs relating to the start-up of SAP, which went live at the beginning of August; our expectation that we will continue in fiscal 2014 to expend capital at a higher than normal rate for capacity increases and infrastructure improvements and our estimation that the capital expenditures in fiscal 2014 will approximate $50 million; our belief that we took a number of significant steps during the first quarter to optimize the capital structure of our company and that these actions evidence our commitment to further developing our financial flexibility and generating greater value for our stockholders; our commitment to continuing the stock buyback program; our belief that long-term NICS data supports a growth trend; our belief that there are strong underlying growth trends that are driven by new consumers entering the market and our belief that their presence will continue to support market growth; our growth strategy not simply to grow with the market but to manage our business in a way that gives us the ability to take market share, independent of whether or not the market is growing; based upon the flow of inventory through the channel, combined with recent NICS background checks, our belief that we took market share in Q1; our belief that we can take additional market share in the future with our M&P Polymer Pistols, which continue to be readily adopted by consumers and professionals; our belief that Connect serves not only as an awareness tool, but also provides the opportunity for an ongoing two-way dialogue between Smith & Wesson and participating retail associates and that the Connect program allows us to fine-tune, via direct feedback, our marketing activity to more effectively support our objective; our plan to continue to only add capacity intelligently, that is, where we believe it is appropriate and with a focus on balancing internal and external capacity expansion of certain components which we outsource, our belief that this approach provides us with significant flexibility to facilitate growth while at the same time providing a layer of insulation should the market soften, and our belief that this will allow us to optimize internal capacity utilization well into the future; our continued belief that our industry is in the midst of an underlying upturn growth trend and our objective to grow faster than the markets, which we will do by continuing to execute on new product strategy, investing in marketing initiatives that communicate directly with the consumer and raise product and brand awareness, continuing to add flexible capacity both internally and externally, increasing efficiencies and reducing costs, and improving the processes we use to operate our business and distribute our products in the marketplace, all of which initiatives are designed to support our primary goal of taking market share from our competitors with the M&P Polymer Pistol family; our belief that the SAP platform is replacing a dated legacy system and will provide us with the scalability and visibility required for future growth; our belief that most of the unforeseen one-time issues we incurred with ERP implementations are behind us; our belief that we continue to see strong pull for a majority of our products portfolio; our outlook for net sales, earnings per share, share count, and production days for the second quarter of fiscal 2014; our outlook for net sales, earnings per share, average share count, tax rate, and production days for fiscal 2014; and our belief that even though we inferred that perhaps we are not going to be capacity-constrained in Q4, there is certainly going to be hot product categories, particularly in concealed carry, where very likely we will be capacity-constrained. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters, including the DOJ and SEC matters; the state of the U.S. economy; general economic conditions and consumer spending patterns; the potential for increased regulation of firearms and firearm-related products; speculation surrounding fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; our ability to expand our markets; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the SEC, including our Form 10-K Report for the fiscal year ended April 30, 2013.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

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Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits

99.1	Transcript of conference call and webcast conducted on September 5, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION

Date: September 5, 2013	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

99.1	Transcript of conference call and webcast conducted on September 5, 2013